SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                              SIENA HOLDINGS, INC.
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No Fee Required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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      2.    Aggregate number of securities to which transaction applies:

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      3.    Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      5.    Total fee paid:

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|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration number, or
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

                              SIENA HOLDINGS, INC.
                       5068 West Plano Parkway, Suite 300
                               Plano, Texas 75093

                            NOTICE OF ANNUAL MEETING


TO THE STOCKHOLDERS:

      Notice is hereby given that the Annual Meeting of Stockholders of Siena Holdings, Inc. will be held on December 5, 2002 at 10 o'clock EST, at The Hotel DuPont, Wilmington, Delaware, for the following purposes:

      1. To elect five directors to serve until the next annual meeting and until their successors are elected and qualified;

      2. To ratify the appointment of KPMG LLP as independent public accountants for the Company for the fiscal year ending June 30, 2003; and

      3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

      Only holders of record of Common Stock as of the close of business on November 1, 2002 are entitled to receive notice of and vote at the meeting or any adjournment or adjournments thereof.

By Order of the Board of Directors:


                                                     /s/ W. Joseph Dryer
                                                     -----------------------
                                                     Secretary

Dated at Plano, Texas
October 25, 2002

            WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON,
              PLEASE SIGN, DATE, AND RETURN THE ACCOMPANYING PROXY
             PROMPTLY IN THE ENCLOSED POSTAGE PAID RETURN ENVELOPE.

                              SIENA HOLDINGS, INC.
                                 PROXY STATEMENT

                              GENERAL INFORMATION

      This Proxy Statement is furnished in connection with the solicitation by and on behalf of the Board of Directors of Siena Holdings, Inc. (together with its wholly-owned subsidiaries, the "Company") of proxies from the holders of the Company's common stock for use at the Annual Meeting (the "Meeting") to be held on December 5, 2002, and any adjournment or adjournments thereof. The giving of a proxy does not affect your right to vote should you attend the Meeting in person, and the proxy may be revoked at any time before it is voted by giving the Secretary of the Company a signed instrument revoking the proxy or a signed proxy of a later date. Each properly executed proxy not revoked will be voted in accordance with instructions thereon. If no contrary instructions are specified in the proxy, it is the intention of the persons named in the accompanying proxy to vote FOR the election of the nominees named herein as directors of the Company and FOR the matters described in Items 2 and 3 in the Notice of Annual Meeting.

      The Company's Annual Report to Stockholders for the fiscal year ended June 30, 2002 (the "Annual Report"), containing audited consolidated financial statements, in the form of the information filed by the Company with the Securities and Exchange Commission on Form 10-K, is being mailed to Stockholders along with the Notice of Annual Meeting and Proxy Statement. The consolidated financial statements and discussion and analysis by management of the Company's financial condition and results of operations contained in the Annual Report are incorporated herein by reference.

      The mailing address of the Company's principal executive office is: 5068 West Plano Parkway, Suite 300, Plano, Texas 75093, and the approximate date on which this Proxy Statement and the form of proxy are first being sent to stockholders is November 5, 2002.

      Only holders of record of the Company's Common Stock, par value $.10 per share (the "Common Stock"), at the close of business on November 1, 2002, are entitled to vote at the Meeting, one vote for each share of Common Stock so held. On that date, there were 6 million shares of Common Stock outstanding.

                             PRINCIPAL STOCKHOLDERS

      The following table shows, as of October 21, 2002, the total number of shares of Common Stock owned beneficially by persons or groups, within the meaning of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, known to the Company to be the beneficial owners of more than 5% of the Common
Stock:


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

                                        Shares Beneficially
Name and Address of                     Owned Directly or           Percent of
Beneficial Owner                        Indirectly                  Common Stock
----------------                        --------------------        ------------
John P. Kneafsey                        3,058,489                       50.9%
c/o Pathfinder Advisory Services
9515 Deereco Road, Suite 903
Timonium, MD 21093

Credit Suisse                             910,509                       15.2%
First Boston Corporation
11 Madison Avenue
New York, NY 10010

                              ELECTION OF DIRECTORS

      The five persons named in the following table have been designated as nominees for election to the Board of Directors, each to serve for a one-year term and until his successor is duly elected and qualified. All of the nominees listed below currently serve as directors of the Company. If any of such nominees declines or becomes unable to serve, the persons named in the proxy will vote for the election of any substitute nominee designated by the Board of Directors. The Company has no reason to believe that any nominee will decline or be unable to serve.

Name, Age, Principal Occupation During Past Five       Served as                 Shares Beneficially Owned
Years, and Other Corporate                             Director
Directorships                                          Since                Amount                   Percent
-------------                                          -----                ------                   -------
JOHN P. KNEAFSEY - Chairman and Chief Executive        1997              3,058,489                    50.9%
Officer of the Company, since October 1996;
President, Pathfinder Advisory Services, Inc., since
1997; Senior Vice President-Investments, Prudential
Securities, Inc., from 1980 to 1997.  Age 55.

ERIK M. BODOW - Chief Administrative Officer, GEM      1997                  1,000                    0.01%
Capital Management, Inc., since 1998, Senior
Vice-President, Sagner/Marks, Inc., since 1992-1998;
Vice President, First National Bank of Chicago, from
1985 to 1992.  Age 59.



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

Name, Age, Principal Occupation During Past Five       Served as                 Shares Beneficially Owned
Years, and Other Corporate                             Director
Directorships                                          Since            Amount                     Percent
-------------                                          -----            ------                     -------
JAMES D. KEMP - Principal, Antaean Solutions, LLC,     1997              -----                       -----
since 1997; President and Chief Executive Officer,
The Trust Company, N.A., from 1996 to 1997;
President and Chief Executive Officer, Kemp
Consulting, from 1992 to 1997; President, Ameritrust
Texas, N.A., from 1980 to 1992.  Age 55.

MATTHEW S. METCALFE - Chairman and President,          1997              11,629                      0.19%
Airland Corporation; Director Emeritus, Amsouth
Bankcorporation; Member, State of Alabama Oil and
Gas Board; Chairman, Mobile Airport Authority.  Age
71.

FRANK B. RYAN - Vice President and faculty member,     1997              -----                       -----
Rice University, 1990 - 1996; Director, Danielson
Holding Company, 1990 - 2002; Director, America West
Airlines, 1995 - 1999; Director, Texas Micro, Inc.,
1995 - 2000. Age 66.

      The Board of Directors recommends a vote "FOR" the election of the above nominees as directors of the Company.

                       BOARD ORGANIZATION AND COMPENSATION

      The Board of Directors held two meetings during the fiscal year ended June 30, 2002. All directors attended both meetings. In addition, the Company has an Audit Committee, a Compensation Committee, and has recently established a Nominating Committee.

      The Audit Committee of the Board of Directors is composed of all four independent members of the Board. The Audit Committee reviews with KPMG LLP, the Company's independent auditors, the audit plan and the internal accounting controls for the Company and its subsidiaries, as well as the Company's consolidated financial statements and management letter. The Audit Committee reports to the full Board of Directors. It also recommends to the Board of Directors the selection of independent auditors for the Company. The Audit Committee held four meetings during the fiscal year ended June 30, 2002. The report of the Audit Committee appears at the end of this Proxy Statement.



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

      Consistent with the directives of the US Securities & Exchange Commission and with the intent stated in the Company's proxy statement for the previous year, the Company has adopted a charter that will govern the activities of the Audit Committee. The text of such charter appears as Exhibit A to this Proxy Statement.

      The Compensation Committee of the Board of Directors, composed of all four independent members of the Board of Directors, did not meet during the fiscal year ended June 30, 2002. This Committee periodically reviews the Company's management compensation and reports its actions or recommendations to the Board of Directors. The Committee also approves the general salary scale for employees of the Company. There were no changes to management compensation during this period.

      The Nominating Committee is composed of all four independent members of the Board of Directors. The primary objectives of the Nominating Committee are to assist the Board by identifying individuals qualified to become Board members, and recommending that the Board select a group of director nominees for the next annual meeting of the Company's Stockholders, while ensuring that the various Board committees have the benefit of qualified and experienced "independent" directors.

Compensation of Directors

      Directors of the Company receive annual compensation at the rate of $5,000 and fees of $1,000 for each directors' meeting attended, plus reimbursement for all reasonable expenses. In addition, at the Annual Meeting of Shareholders on December 16, 1998, the Directors were granted options to purchase certain shares of the Company's common stock, while additional compensation was provided to the non-officer members of the Board, including success-based financial incentives contingent on the sale or liquidation of certain assets of the Company.

                        EXECUTIVE MANAGEMENT COMPENSATION
                        EXECUTIVE OFFICERS OF THE COMPANY

      The executive officers of the Company as of June 30, 2002 and related information are as follows:

John P. Kneafsey, Chairman and Chief Executive Officer (See information under "Election of Directors" above.)

W. Joseph Dryer, President and Chief Accounting Officer since October 4, 1996, prior thereto, Senior Vice-President from January 1995; Secretary/Treasurer of Worldcorp, Inc. from February 1999 to March 2000, President since March 2000; also, President and Director of Russian River Energy Co. from 1992 to 1994; and President and Director of Geothermal Resources International, Inc. since 1994; prior thereto, an Officer since 1984. Age 47.

Compensation of Executive Officers

      The following table sets forth all compensation paid by the Company for the year ended June 30, 2002 and the year June 30, 2001, and for services rendered in all capacities to the two executive officers of the Company during fiscal year 2002.

                                          Base        Other Cash      Total Cash
Officer      Period               Compensation    Compensation(1)   Compensation

John P.      Year Ended 6/30/02       $128,000                --    $128,000.00
Kneafsey     Year Ended 6/30/01       $128,000                --    $128,000.00
             Year Ended 6/30/00       $128,000                --    $128,000.00

W. Joseph    Year Ended 6/30/02       $144,000        $ 1,447.50    $145,447.50
Dryer        Year Ended 6/30/01       $144,000        $46,118.18    $190,118.18
             Year Ended 6/30/00       $144,000                --    $144,000.00


Security Ownership of Executive Officers

The stock ownership by executive officers of SHI as of October 21, 2002 is as follows:

                                               Amount and
                                               Nature of
                                               Beneficial
Class            Title of Beneficial Owner     Ownership       Percent of Class

SHI Common     John P. Kneafsey                 3,058,489               50.9%
Stock
               W. Joseph Dryer                     85,100                1.4%



--------
(1) Pursuant to the Retention Agreements, which are more full described in the Footnotes to the Financial Statements in Form 10-K.

                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Board of Directors appointed the firm of KPMG LLP ("KPMG") to act as independent auditors for the Company for the fiscal year ended June 30, 2002. On June 18, 2002, the Company entered into an agreement with KPMG for the audit of the consolidated financial statements for the fiscal year ended June 30, 2002 and for the review of consolidated financial statements included in the quarterly reports on Form 10Q. The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended June 30, 2002 and the reviews of the financial statements included in the Company's quarterly reports on Form 10Q during the year were approximately $54,000. No additional fees were billed by KPMG for other professional services during fiscal year 2002.

      The Board of Directors, upon recommendation of the Audit Committee, has selected the firm of KPMG LLP to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 2003. A representative of KPMG LLP is expected to be present at the Meeting, have an opportunity to make a statement, and be available to respond to appropriate questions.

      The Board of Directors recommends a vote "FOR" the proposal to ratify the appointment of KPMG LLP as independent auditors for the fiscal year ending June 30, 2003.

                                VOTING PROCEDURES

      Each proposal submitted to the Company's stockholders for a vote is deemed approved if a majority of the shares of Common Stock of the Company present in person or by proxy at a meeting at which a quorum is present votes in favor of the proposal. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum. A stockholder is entitled to one vote for each share owned.

      Stockholder votes are tabulated by the Company's Registrar and Transfer Agent. Proxies received by the Registrar, if such proxy is properly executed and delivered, will be voted in accordance with the voting specifications made on such Proxy. Proxies received by the Registrar on which no voting specification has been made by the stockholder will be voted FOR all items discussed in the Proxy Statement, in the manner stated on the proxy card. Stockholders who execute and deliver proxies retain the right to evoke them by notice in writing delivered to the Company's Secretary at any time before such proxies are voted.

      Under applicable Delaware corporate law and the Charter and By-Laws of the Company, proxies received by the Registrar specifying an abstention as to any proposal will cause the shares so represented to be counted toward a quorum, but are not counted as favorable votes and, therefore, have the same effect as a vote against the proposal. To the extent holders or brokers having the right to vote shares do not attend the meeting or return a proxy, such shares will not count toward a quorum, and if a quorum is otherwise achieved, will have no effect on the vote of the proposals considered at the meeting which shall be based solely upon the vote of the shares represented at the meeting.

                       2003 ANNUAL MEETING OF STOCKHOLDERS

      If any stockholder intends to present a proposal for consideration at the 2003 Annual Meeting of Stockholders, such proposal must be received by the Company on or before September 1, 2003, in order to be included in the Company's Proxy Statement and form of proxy for such meeting. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement and form of proxy relating to the 2003 Annual Meeting of Stockholders any stockholder proposal which does not meet all of the requirements for such inclusion established by the Securities and Exchange Commission at that time in effect.

      As of the date of this Proxy Statement, the Board of Directors knows of no matters, other than those stated above, that may be brought before the Meeting. However, if other matters do properly come before the Meeting, the persons named in the enclosed proxy will vote upon them in their discretion and in accordance with their best judgment.

                             AUDIT COMMITTEE REPORT

      The Audit Committee reviews and supervises the Company's procedures for recording and reporting the financial results of its operations on behalf of the Board of Directors. The Company's management has primary responsibility for the consolidated financial statements and the reporting process, including the systems of internal controls.

      The Audit Committee consists of four members of the Board, and each member of the Audit Committee is independent of the Company and its management. The Board adopted a written charter, a copy of which is included as Appendix A to this proxy statement. The charter specifies the scope of the Audit Committee's responsibilities and how it carries out those responsibilities.

      The Audit Committee has reviewed the Company's audited financial statements for the fiscal year ended June 30, 2002 and has discussed those financial statements with the Company's management and the independent auditors. The Audit Committee has reviewed and discussed the Company's unaudited financial statements for the quarters ended September 30, 2001, December 31, 2001 and March 31, 2002 with management and with KPMG LLP.

      The Audit Committee has also discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, as amended. The Audit Committee has also received from KPMG the written disclosures required by Independence Standards Board Standard No. 1 regarding their independence, and has discussed with KPMG their independence relative to the Company.

      Based on the reviews and discussion described above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements for the fiscal year ended June 30, 2002 be included in the Company's Annual Report on Form 10-K for the year then ended to be filed with the Securities and Exchange Commission.

                                 AUDIT COMMITTEE

        Frank B. Ryan, Chair                        James D. Kemp
        Erik M. Bodow                               Matthew S. Metcalfe


                      EQUITY COMPENSATION PLAN INFORMATION

      Set forth in the table below is certain information about securities issuable under Siena Holdings, Inc.'s equity compensation plans as of June 30, 2002.

                                                                                       Number of securities
                                            Number of                                 remaining available for
                                         securities to be                              future issuance under
                                           issued upon          Weighted-average     equity compensation plans
                                           exercise of          exercise price of      (excluding securities
            Plan Category              outstanding options     outstanding options    reflected in column (a)
-------------------------------------- --------------------- ----------------------- --------------------------
                                               (a)                    (b)                       (c)
Equity compensation plans approved
by security holders                          200,000                 $ 0.92                      0

Equity compensation plans not
approved by security holders                 434,750                 $ 0.92                      0

---------------------------------------------------------------------------------------------------------------
                Total                        634,750                 $ 0.92                      0


      Under the 1997 Stock Option Plan, options may be granted covering up to 634,750 shares of common stock. The plan granted the officers options to purchase an aggregate of 434,750 shares of common stock, and granted the directors options to purchase a total of 200,000 shares of common stock.

      The options have an exercise price of $.92 per common share, and vest in five equal installments beginning on the date of grant. Upon the event of any change-in-control of the Company, the stock options shall be 100% vested.

      A copy of the Company's Form 10-K Annual Report as filed with the Securities and Exchange Commission, Washington, D.C., has been provided to each Stockholder of record in connection with the Notice of the Annual Meeting.

      The cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy will be paid by the Company. The Company will request banks, brokers, fiduciaries, and similar persons to forward copies of such material to beneficial owners of the Company's common stock in a timely manner and to request authority for execution of proxies, and the Company will reimburse such persons and institutions for their reasonable out-of-pocket expenses incurred in connection therewith. To the extent necessary to assure sufficient representation, officers and regular employees of the Company may solicit the return of the proxies by telephone, telegram, or personal interview. The extent of this solicitation by personal contact will depend upon the response to the initial solicitation by mail. It is anticipated that the costs of such solicitation, if undertaken, will not exceed $4000.

By the Order of the Board of Directors.




/s/ W. Joseph Dryer
----------------------------
Secretary


Dated at Plano, Texas
October 25, 2002



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